UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2021

LSI INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INTRODUCTORY NOTE

On May 24, 2021 LSI Industries Inc. (“LSI”) filed a Form 8-K (the “Original Filing”) under Items 1.01, 2.01 and 9.01. Item 9.01 did not include the slide presentation (“Presentation”) LSI made available to investors with respect to the conference call (“Conference Call”) referenced in LSI’s May 24, 2021 press release (as included as Exhibit 99.1 in the Original Filing, the “Press Release”). This Form 8-K/A amends the Original Filing to include the Presentation as an exhibit. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Original Filing.

Item 7.01     Regulation FD Disclosure.

LSI issued the Press Release on May 24, 2021 announcing the Purchase Agreement and the consummation of the transactions contemplated thereby. On May 25, 2021 LSI made available the Presentation in connection with the Conference Call. A copy of the Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and also is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 and in the accompanying Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing or other document under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in any such filing or document. The furnishing of the information contained in Item 7.01 (including Exhibit 99.2) is not intended to, and does not, constitute a determination or admission by LSI that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of LSI.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This report contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties.  The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements.  Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “expects,” “intends,” “believes,” “seeks,” “may,” “will,” “should” or the negative versions of those words and similar expressions, and by the context in which they are used.  Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Actual results could differ materially from those contained in or implied by such forward-looking statements as a result of a variety of risks and uncertainties over which the Company may have no control.  These risks and uncertainties include, but are not limited to, risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which LSI and JSI operate; uncertainties regarding the ability of LSI and JSI to promptly and effectively integrate their businesses; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on transaction-related issues.  In addition to the factors described in this paragraph, the risk factors identified in the Company’s Form 10-K and other filings the Company may make with the SEC constitute risks and uncertainties that may affect the financial performance of the Company and are incorporated herein by reference.  The Company does not undertake and hereby disclaims any duty to update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired. The financial statements required to be filed under this Item 9 shall be filed by an amendment to this Form 8-K not later than 71 days after the date of this Current Report on Form 8-K is required to be filed.

(b)
Pro Forma Financial Information. The pro forma financial information required to be filed under this Item 9 shall be filed by an amendment to this Form 8-K not later than 71 days after the date of this Current Report on Form 8-K is required to be filed.

(c)	Shell Company Transactions. Not applicable

(d)	Exhibits.

Exhibit No.	Description

2.1
Stock Purchase Agreement dated as of May 21, 2021 among LSI Fresh Subsidiary Inc., JSI Holding Corp, Fresh Seller Rep, LLC and the Sellers identified therein (incorporated by reference to Exhibit 2.1 of LSI’s Form 8-K filed on May 24, 2021) *++

99.1	LSI Industries Inc. Press Release dated May 24, 2021 (incorporated by reference to Exhibit 99.1 of LSI’s Form 8-K filed on May 24, 2021)
99.2	Investor Presentation dated May 25, 2021

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. LSI Industries Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

++ Certain portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the Registrant if publicly disclosed. The Registrant hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI INDUSTRIES INC.

By:/s/ Thomas A. Caneris
Thomas A. Caneris
Senior Vice President Human Resources and General Counsel

Dated: May 25, 2021